UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2012

PURE CYCLE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	0-8814	84-0705083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1490 Lafayette Street, Suite 203, Denver, CO 80218

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 292-3456

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Pure Cycle Corporation (the “Registrant”), a Colorado corporation, in connection with the matters described herein.

ITEM 5.07—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant held its Annual Shareholders’ meeting on January 17, 2012, at which, the following matters were voted upon and adopted by shareholders:

1.	Election of Directors

	September 30,	September 30,	September 30,
	Voted
	For	Withheld	Broker Non-Votes
Mark W. Harding	14,821,860	341,547	4,438,932
Harrison H. Augur	15,159,221	4,186	4,438,932
Arthur G. Epker III	15,099,829	63,578	4,438,932
Richard L. Guido	15,131,957	31,450	4,438,932
Peter C. Howell	15,159,421	3,986	4,438,932
George M. Middlemas	11,630,695	3,532,712	4,438,932

2.	For the ratification of the appointment of GHP Horwath, P.C. and the independent auditors for the year ending August 31, 2012:

For	Against	Abstain	Non-Votes
17,334,393	3,116	900	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2012

PURE CYCLE CORPORATION

By:	/s/ Mark W. Harding
Mark W. Harding,
President and Chief Financial Officer

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